Quarterly Holdings Report
for
Fidelity® Metaverse ETF
March 31, 2025
MET-NPRT3-0525
1.9904982.102
Common Stocks - 99.9%
	Shares	Value ($)
CHINA - 6.7%
Communication Services - 4.9%
Entertainment - 2.8%
Netease Inc	40,200	816,370
Interactive Media & Services - 2.1%
Hello Group Inc Class A ADR	26,256	165,674
Meitu Inc (a)(b)(c)	366,500	256,729
Weibo Corp Class A ADR	18,397	174,220
		596,623
TOTAL COMMUNICATION SERVICES		1,412,993

Information Technology - 1.8%
Electronic Equipment, Instruments & Components - 1.2%
Sunny Optical Technology Group Co Ltd	39,000	357,654
IT Services - 0.6%
Vnet Group Inc Class A ADR (d)	21,411	175,570
TOTAL INFORMATION TECHNOLOGY		533,224

TOTAL CHINA		1,946,217
FRANCE - 2.9%
Communication Services - 0.6%
Entertainment - 0.6%
Ubisoft Entertainment SA (d)	15,808	190,480
Information Technology - 2.3%
Software - 2.3%
Dassault Systemes SE	17,506	660,715
TOTAL FRANCE		851,195
JAPAN - 1.3%
Communication Services - 1.3%
Entertainment - 1.3%
Nexon Co Ltd	28,600	390,156
KOREA (SOUTH) - 11.3%
Communication Services - 6.3%
Entertainment - 4.3%
Kakao Games Corp (d)	13,966	136,293
Krafton Inc (d)	1,817	412,758
NCSoft Corp	2,251	228,387
Netmarble Corp (a)(c)	6,007	159,711
Pearl Abyss Corp (d)	8,278	168,652
Wemade Co Ltd (d)	7,024	137,856
		1,243,657
Interactive Media & Services - 2.0%
NAVER Corp	4,573	593,170
TOTAL COMMUNICATION SERVICES		1,836,827

Information Technology - 5.0%
Technology Hardware, Storage & Peripherals - 5.0%
Samsung Electronics Co Ltd	36,991	1,452,007
TOTAL KOREA (SOUTH)		3,288,834
SWEDEN - 1.5%
Communication Services - 1.5%
Entertainment - 1.5%
Embracer Group AB B Shares (d)	22,502	237,047
Modern Times Group MTG AB B Shares (d)	17,764	200,539

TOTAL SWEDEN		437,586
TAIWAN - 0.6%
Information Technology - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Himax Technologies Inc ADR	23,075	169,601
UNITED KINGDOM - 0.6%
Information Technology - 0.6%
IT Services - 0.6%
Endava PLC Class A ADR (d)	8,942	174,458
UNITED STATES - 75.0%
Communication Services - 22.2%
Entertainment - 8.5%
Electronic Arts Inc	5,910	854,113
ROBLOX Corp Class A (d)	13,562	790,529
Take-Two Interactive Software Inc (d)	3,954	819,467
		2,464,109
Interactive Media & Services - 13.7%
Alphabet Inc Class A	8,080	1,249,491
Meta Platforms Inc Class A	2,218	1,278,367
Pinterest Inc Class A (d)	19,274	597,494
Reddit Inc Class A (d)	3,920	411,208
Snap Inc Class A (d)	52,295	455,489
		3,992,049
TOTAL COMMUNICATION SERVICES		6,456,158

Consumer Discretionary - 1.0%
Leisure Products - 1.0%
Peloton Interactive Inc Class A (d)	44,417	280,715
Industrials - 0.6%
Professional Services - 0.6%
Planet Labs PBC Class A (d)	48,789	164,907
Information Technology - 44.2%
IT Services - 0.6%
Fastly Inc Class A (d)	29,743	188,273
Semiconductors & Semiconductor Equipment - 19.7%
Advanced Micro Devices Inc (d)	14,088	1,447,402
Ambarella Inc (d)	5,055	254,418
Cirrus Logic Inc (d)	3,807	379,387
Monolithic Power Systems Inc	1,331	771,953
Navitas Semiconductor Corp Class A (b)(d)	55,133	113,023
NVIDIA Corp	12,595	1,365,046
QUALCOMM Inc	8,925	1,370,969
		5,702,198
Software - 16.9%
Adobe Inc (d)	3,131	1,200,832
Autodesk Inc (d)	3,913	1,024,423
Bentley Systems Inc Class B	9,821	386,358
Microsoft Corp	3,509	1,317,245
PTC Inc (d)	4,042	626,308
Unity Software Inc (d)	18,436	361,161
		4,916,327
Technology Hardware, Storage & Peripherals - 7.0%
Apple Inc	5,918	1,314,566
Super Micro Computer Inc (b)(d)	17,279	591,633
Turtle Beach Corp (d)	8,298	118,412
		2,024,611
TOTAL INFORMATION TECHNOLOGY		12,831,409

Real Estate - 7.0%
Specialized REITs - 7.0%
Digital Realty Trust Inc	6,322	905,879
Equinix Inc	1,398	1,139,860
		2,045,739
TOTAL UNITED STATES		21,778,928
TOTAL COMMON STOCKS (Cost $29,375,506)		29,036,975

Money Market Funds - 3.3%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (f)(g) (Cost $972,300)	4.32	972,203	972,300

TOTAL INVESTMENT IN SECURITIES - 103.2% (Cost $30,347,806)	30,009,275
NET OTHER ASSETS (LIABILITIES) - (3.2)% (e)	(922,808)
NET ASSETS - 100.0%	29,086,467

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Nasdaq 100 Index Contracts (United States)	1	Jun 2025	38,879	(1,194)	(1,194)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $416,440 or 1.4% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $416,440 or 1.4% of net assets.

(d)	Non-income producing
(e)	Includes $14,554 of cash collateral to cover margin requirements for futures contracts.
(f)	Investment made with cash collateral received from securities on loan.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	1,452,438	1,452,438	1,201	-	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund	-	12,746,596	11,774,296	9,012	-	-	972,300	972,203	0.0%
Total	-	14,199,034	13,226,734	10,213	-	-	972,300

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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